EXHIBIT 10.52

                              Note to Exhibit 10.52



         The following Trust Indenture and Security Agreement is substantially identical in all material respects to six additional Trust Indenture and Security Agreements except as follows:



                                                                                                Aircraft
Owner Participant                                       Date                                    (Tail No.)           Amortization
-----------------                                       ----
NCC Charlie Company*                                    September 10, 1998*                     N575ML*                   *
NCC Charlie Company                                     September 10, 1998                      N576ML                    *
General Electric Capital Corporation                    November 10, 1998                       N577ML                    *
General Electric Capital Corporation                    November 10, 1998                       N578ML                    *
Castle Harbour Leasing Inc.                             December 10, 1998                       N579ML                    **
NCC Charlie Company                                     January 25, 1999                        N580ML                    **
General Electric Capital Corporation                    April 14, 1999                          N581ML                    ***



------------------------------

* Filed as Exhibit 10.4 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998.

** Filed as Exhibit 10.52 to the Company's Annual Report on Form 10-K/A for the year ended December 31, 1998.

*** As attached hereto



                                                                                                             Annex B
                                   Amortization Schedule for N581ML
                                   ---------------------------------

                              Series A                      Series B               Series C               Series D
                             Equipment                     Equipment              Equipment              Equipment
Payment Date                  Notes                         Notes                  Notes                  Notes
-------------                ----------                   -----------            -----------            ------------
Jul 2 1999                        0.00                         0.00                 351,833.66                 0.00
Jan 2 2000                  221,543.20                    95,878.00                 254,943.73                 0.00
Jul 2 2000                        0.00                         0.00                       0.00                 0.00
Jan 2 2001                  221,542.20                    95,877.00                 168,729.24           138,316.49
Jul 2 2001                        0.00                         0.00                       0.00                 0.00
Jan 2 2002                  221,542.20                    95,877.00                       0.00           360,268.03
Jul 2 2002                        0.00                         0.00                       0.00                 0.00
Jan 2 2003                  221,542.20                    95,877.00                 290,585.09           127,875.48
Jul 2 2003                        0.00                         0.00                       0.00                 0.00
Jan 2 2004                  221,542.20                    95,877.00                 482,198.09                 0.00
Jul 2 2004                        0.00                         0.00                       0.00                 0.00
Jan 2 2005                  221,542.20                    95,877.00                 551,925.21                 0.00
Jul 2 2005                        0.00                         0.00                       0.00                 0.00
Jan 2 2006                  221,542.20                   230,805.09                 492,684.98                 0.00
Jul 2 2006                        0.00                         0.00                       0.00                 0.00
Jan 2 2007                  221,542.20                   658,557.93                       0.00                 0.00
Jul 2 2007                        0.00                         0.00                       0.00                 0.00
Jan 2 2008                  221,542.20                   360,900.73                       0.00                 0.00
Jul 2 2008                        0.00                         0.00                       0.00                 0.00
Jan 2 2009                  279,716.05                   562,582.80                       0.00                 0.00
Jul 2 2009                        0.00                         0.00                       0.00                 0.00
Jan 2 2010                  907,585.31                         0.00                       0.00                 0.00
Jul 2 2010                        0.00                         0.00                       0.00                 0.00
Jan 2 2011                  974,772.15                         0.00                       0.00                 0.00
Jul 2 2011                        0.00                         0.00                       0.00                 0.00
Jan 2 2012                1,046,932.70                         0.00                       0.00                 0.00
Jul 2 2012                        0.00                         0.00                       0.00                 0.00
Jan 2 2013                  320,809.06                   807,790.45                       0.00                 0.00
Jul 2 2013                        0.00                         0.00                       0.00                 0.00
Jan 2 2014                1,216,358.50                         0.00                       0.00                 0.00
Jul 2 2014                        0.00                         0.00                       0.00                 0.00
Jan 2 2015                  644,685.43                         0.00                       0.00                 0.00
Jul 2 2015                        0.00                         0.00                       0.00                 0.00
N579ML
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